UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): November 19, 2015

Hanger, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10670	84-0904275
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation		No.)

10910 Domain Drive, Suite 300

Austin, Texas 78758

(Address of principal executive offices (zip code))

(512) 777-3800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 7.01                                           Regulation FD Disclosure

On November 19, 2015, Hanger, Inc. (the “Company”) announced that it is soliciting consents from holders of its $200,000,000 aggregate principal amount 7 1/8% Senior Notes due 2018 (the “Notes”) to amend and waive (the “Proposed Amendment and Waiver”) certain provisions of the indenture pursuant to which the Notes were issued (the “Consent Solicitation”).  A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.  The complete terms and conditions of the Consent Solicitation are set forth in a Notice of Consent Solicitation dated November 19, 2015 and the related form of consent (the “Consent Solicitation Documents”) that are being sent to noteholders.

The Proposed Amendment and Waiver will amend, effective as of November 15, 2015, the reporting covenant in the indenture to extend the Company’s deadline to deliver to the noteholders (with copies to the trustee) the following reports required to be filed or furnished with the Securities and Exchange Commission (the “SEC”):  Annual Reports on Form 10-K for the years ended December 31, 2014 and December 31, 2015; Quarterly Reports on Form 10-Q for the periods ended September 30, 2014, March 31, 2015, June 30, 2015 and September 30, 2015; and any other Annual Reports on Form 10-K and/or Quarterly Reports on Form 10-Q that may become due for filing with the SEC, in each case until the earlier of such time as the Company becomes Current (as defined below) with its filings with the SEC or it fails to make payment of a subsequent consent fee when due, pursuant to the terms contained in the Consent Solicitation Documents.  The Proposed Amendment and Waiver will also waive any default or event of default under the indenture that may occur or exist as a result of or in connection with the Company’s failure to timely deliver to the noteholders (with copies to the trustee), or file with the SEC, its delayed SEC reports until the earlier of such time as the Company becomes Current with its filings with the SEC or it fails to make payment of a required subsequent consent fee when due, pursuant to the terms contained in the Consent Solicitation Documents.  If the Company fails to pay any Subsequent Consent Fee when due, then the Proposed Amendment and Waiver will expire and the Company will be in default under the indenture.

If the Company receives the requisite consents to approve the Proposed Amendment and Waiver and a supplemental indenture is executed, then it will also increase the interest rate on the Notes to 8.625%, effective November 15, 2015.  The provision regarding the accrual and payment of the increased interest rate will not terminate at the time of the expiration of the Proposed Amendment and Waiver.

Pursuant to the terms of the Consent Solicitation, the Company shall be deemed to be current (“Current”) in its periodic reporting obligations with the SEC at such time (the “Determination Time”) as it has filed (i) Annual Reports on Form 10-K that contain financial statements and related financial data as of and for the annual periods ended December 31, 2013, 2014 and 2015, (ii) Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q that contain financial statements and related financial data as of and for the quarterly periods ended March 31, June 30 and September 30, 2014 and the quarterly periods ended March 31, June 30 and September 30, 2015, and (iii) all subsequent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q that shall have been required to have been filed prior to the Determination Time pursuant to the rules and regulations of the SEC.

The Consent Solicitation will expire at 5:00 p.m., New York City time, on December 3, 2015.  Only holders of record of the Notes as of 5:00 p.m., New York City time, on November 18, 2015, are eligible to deliver consents to the Proposed Amendment and Waiver in the Consent Solicitation.  The Company will pay to the holders who delivered valid and unrevoked consents prior to the expiration time a cash payment of $2.50 per $1,000 principal amount of Notes for which consents have been delivered by such holder, subject to the satisfaction or waiver of all of the conditions of the Consent Solicitation.  The Company will also pay, as promptly as practicable after the first day of each month beginning May 2016 in which the Company is not Current with its filings with the SEC, to the holders who delivered valid and unrevoked consents prior to the expiration time a cash payment of $1.00 per $1,000 principal amount of Notes for which consents have been delivered by such holder, subject to the satisfaction or waiver of all the conditions of the Consent Solicitation. The right to receive consent fees will not be transferred with the Notes.

The effectiveness of the Proposed Amendment and Waiver, as well as the provision regarding the increased interest rate, is subject to a number of conditions. No assurance can be given that the Proposed Amendment and Waiver can or will be completed on terms that are acceptable to the Company, or at all. The Company may, in its sole discretion, terminate, amend or extend the Consent Solicitation at any time as set forth in the Notice of Consent Solicitation.

Wells Fargo Securities, LLC will act as the solicitation agent for the Consent Solicitation and D.F. King & Co., Inc. will act as the information and tabulation agent for the Consent Solicitation. Questions regarding the Consent Solicitation may be directed to Wells Fargo Securities, LLC at (704) 410-4760 (collect) or (866) 309-6316 (toll free). Requests for the Consent Solicitation Documents may be directed to D.F. King & Co., Inc. at (212) 269-5550 (collect) or (866) 796-1245 (toll free), or via email at hgr@dfking.com.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Disclosures About Forward-Looking Statements

This Form 8-K contains certain “forward-looking statements” relating to the Company. All statements, other than statements of historical fact included herein, are “forward-looking statements,” including statements regarding the timing of filing of, and the outcome of the Company’s work in connection with, completing certain financial statements and other financial data. These forward-looking statements are often identified by the use of forward-looking terminology such as “intends,” “expects” or similar expressions and involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks, and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this filing. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. These uncertainties include, but are not limited to, the risk that additional information may arise during the course of the Company’s ongoing accounting review that would require the Company to make additional adjustments or revisions to its estimates or financial statements and other financial data or to restate further its financial statements and other financial data for current or historical periods, the time required to complete the financial statements and other financial data and accounting review as well as the time required to prepare its periodic reports for filings with the Securities and Exchange Commission. For additional information and risk factors that could affect the Company, see its Form 10-K for the year ended December 31, 2013, its Form 10-Q for the quarter ended June 30, 2014 and the risk factor set forth in Item 8.01 of the Company’s Current Report on Form 8-K filed February 17, 2015, each as filed with the Securities Exchange Commission. The information contained in this filing is made as of the date hereof, even if subsequently made available by the Company on its website or otherwise.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.            The following exhibit is being furnished herewith:

(99.1)                                        Press release of Hanger, Inc. issued November 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER, INC.

By:	/s/ Thomas E. Hartman
Thomas E. Hartman
Vice President and General Counsel

Dated:	November 19, 2015

EXHIBIT INDEX

Exhibit No.	Description

(99.1)	Press release of Hanger, Inc. issued November 19, 2015.